JOINDER AGREEMENT JOINDER AGREEMENT, dated as of March 25, 2020 (this “Joinder Agreement”), among PayPal (Europe) S.à r.l. et Cie, S.C.A., a partnership limited by shares (société en commandite par actions) incorporated under the laws of Luxembourg, having its registered office at 22-24 Boulevard Royal, L-2449 Luxembourg and registered with the Luxembourg trade and companies register under number B118.349 (the “Subsidiary”) acting through and represented by its managing general partner PayPal (Europe) S.À R.L, a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, having its registered office at 22-24 Boulevard Royal, L-2449 Luxembourg and registered with the Luxembourg trade and companies register under number B127-485, PAYPAL HOLDINGS, INC., a Delaware corporation (the “Parent Borrower”), J.P. Morgan Securities Australia Limited (the “Australian Borrower Administrative Agent”), JPMorgan Chase Bank, N.A., Toronto Branch (the “Canadian Borrower Administrative Agent”), J.P. Morgan Europe Limited (the “Luxembourg Borrowers and Singapore Borrower Administrative Agent”) and JPMorgan Chase Bank, N.A. (the “Parent Borrower Administrative Agent” and together with the Australian Borrower Administrative Agent, the Canadian Borrower Administrative Agent and the Luxembourg Borrowers and Singapore Borrower Administrative Agent, the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement, dated as of September 11, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined), by and among the Parent Borrower, the Designated Borrowers from time to time parties thereto, the Lenders and the Administrative Agent. W I T N E S S E T H: WHEREAS, the parties to this Joinder Agreement wish to add the Subsidiary as a Designated Borrower to the Credit Agreement in the manner hereinafter set forth; and WHEREAS, this Joinder Agreement is entered into pursuant to Section 4.03(b) of the Credit Agreement; NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows: 1. The Subsidiary hereby acknowledges that it has received and reviewed a copy of the Credit Agreement, and acknowledges and agrees to: (a) join the Credit Agreement as the Luxembourg Borrower 1 and a Designated Borrower; (b) be bound by all covenants, agreements and acknowledgments attributable to the Luxembourg Borrower 1 and a Designated Borrower in the Credit Agreement; and (c) perform all obligations and duties required of it by the Credit Agreement. 1 834874.02-LACSR02A - MSW

2. The Subsidiary hereby represents and warrants that the representations and warranties with respect to it contained in Article V of the Credit Agreement are true and correct in all material respects on the date hereof. 3. The Tranche under which the Subsidiary shall have the right to borrow once joined to the Credit Agreement as the Luxembourg Borrower 1 and a Designated Borrower: Tranche: Tranche 2 Facility 4. The address and jurisdiction of organization of the Subsidiary are set forth below: Address 22-24 Boulevard Royal L-2449 Luxembourg Grand Duchy of Luxembourg Attn: Andrew Smith (Director, Legal) and Sean Byrne (Chief Operating Officer) Email: asmith2@paypal.com and sbyrne@paypal.com Jurisdiction of organization: Luxembourg 5. Notwithstanding anything to the contrary contained herein, the Credit Agreement or in any other Loan Document, Committed Loan Notices with respect to Borrowings by the Luxembourg Borrower 1 may only be delivered by the employees of the Luxembourg Borrower 1 or any of its Subsidiaries that are designated in writing to the Administrative Agent in a designation letter executed by (i) the Treasurer of PayPal, Inc. and (ii) any of (x) the Chief Financial Officer of the Luxembourg Borrower 1, (y) the Assistant Treasurer of PayPal, Inc. and (z) the Head of Lux Treasury. 6. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 2 834874.02-LACSR02A - MSW

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered by its duly authorized officer and/or director as of the day and year first above written. PAYPAL (EUROPE) S.À R.L. ET CIE, S.C.A., acting through its general partner PayPal (Europe) S.À R.L as Luxembourg Borrower 1 and a Designated Borrower By:/s/ Tim Minall Name: Tim Minall Title: Authorized Signatory PAYPAL HOLDINGS, INC., as the Parent Borrower By:/s/ Anthony Glasby Name: Anthony Glasby Title: Vice President and Treasurer 83487

ACKNOWLEDGED AND AGREED TO: JPMORGAN CHASE BANK, N.A., as the Parent Borrower Administrative Agent By: /s/ Daniel Luby Name: Daniel Luby Title: Vice President J.P. MORGAN EUROPE LIMITED, as the Luxembourg Borrowers and Singapore Borrower Administrative Agent By: /s/ Grant Keith Name: Grant Keith Title: Associate J.P. MORGAN SECURITIES AUSTRALIA LIMITED., as the Australian Borrower Administrative Agent By: /s/ Cristina de Guzman Name: Cristina de Guzman Title: Associate JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the Canadian Borrower Administrative Agent By: /s/ Nauman Muzaffar Name: Nauman Muzaffar Title: Vice President 83487